EXHIBIT 99.3

Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of fixed rate residential mortgage loans (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Delinquency, Loss and Foreclosure Experience by Transaction (designations keyed to symbols published by Bloomberg L.P.)

Series Designation for Prior Securitized Pool:	WMALT 06-5		WMALT 06-4		WMALT 06-3		WMALT 06-2		WMALT 06-1		WMALT 05-11		WMALT 05-10		WMALT 05-9		WAMLT 05-8		WMALT 05-7		WMALT 05 -6		WMALT 05-5		WMALT 05-4		WMALT 05-3		WMALT 05-2		WMALT 05-1
	(Pool Cut-off Date: 06/29/06)		(Pool Cut-off Date: 04/27/06)		(Pool Cut-off Date: 03/29/06)		(Pool Cut-off Date: 02/27/06)		(Pool Cut-off Date: 01/30/06)		(Pool Cut-off Date: 12/28/05)		(Pool Cut-off Date: 11/29/05)		(Pool Cut-off Date: 10/27/05)		(Pool Cut-off Date: 09/29/05)		(Pool Cut-off Date: 08/26/05)		(Pool Cut-off Date: 07/28/05)		(Pool Cut-off Date: 06/28/05)		(Pool Cut-off Date: 05/25/05)		(Pool Cut-off Date: 04/26/05)		(Pool Cut-off Date: 03/28/05)		(Pool Cut-off Date: 02/25/05)

	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of	By Number of	By Dollar Amount of
	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans	Mortgage Loans

04/01/2006-06/30/2006
Total Mortgage Loans at Beginning of Period	5,826	$1,436,276,833.74	2,025	$528,202,411.51	1,763	$534,932,834.87	1,464	$483,324,184.20	3,145	$759,037,557.21	598	$337,810,361.21	2,442	$641,481,224.06	1,970	$502,428,576.39	2,576	$695,623,236.23	2,197	$481,586,713.53	1,262	$426,993,920.24	2,443	$467,743,255.45	4,819	$938,560,199.02	2,100	$456,206,135.01	1,842	$361,238,155.29	2,247	$376,027,670.07
Total Mortgage Loans at End of Period	5,775	$1,419,268,643.62	1,952	$506,550,697.51	1,720	$519,152,265.83	1,420	$468,354,889.37	3,050	$733,782,928.49	581	$326,978,292.38	2,369	$621,528,656.17	1,884	$476,381,240.21	2,509	$675,159,662.23	2,099	$458,085,606.96	1,212	$411,848,882.29	2,352	$448,458,047.11	4,652	$902,478,348.43	2,018	$438,132,724.29	1,754	$342,344,887.37	2,148	$355,848,414.36
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days	235	$54,912,811.60	56	$14,451,551.96	25	$7,524,380.68	28	$7,201,519.55	63	$15,918,658.94	8	$4,345,303.39	30	$6,386,419.00	21	$8,090,699.25	36	$10,559,621.88	29	$5,405,734.44	16	$4,215,785.82	32	$5,093,248.25	64	$11,250,931.82	28	$5,572,189.77	31	$5,420,182.11	24	$4,267,427.82
60-89 Days	33	$10,814,606.71	25	$5,894,446.31	10	$2,632,851.19	3	$991,100.00	9	$1,706,050.49	0	$0.00	10	$1,843,992.89	2	$339,864.00	5	$838,735.29	4	$504,634.73	2	$308,583.34	3	$409,913.69	5	$1,125,149.39	6	$1,687,408.79	9	$1,409,246.94	5	$617,815.21
90-119 Days	4	$783,783.51	6	$2,228,043.65	1	$317,599.66	2	$351,967.41	2	$739,000.00	0	$0.00	2	$494,628.87	0	$0.00	2	$497,391.63	2	$247,892.61	2	$806,927.30	2	$293,965.75	5	$1,151,288.18	2	$431,751.04	3	$611,325.55	2	$598,960.37
120 Days or More	3	$1,083,750.00	1	$143,070.56	1	$85,193.27	1	$995,000.00	1	$166,000.00	0	$0.00	1	$84,000.00	0	$0.00	1	$166,859.83	1	$100,000.00	1	$760,199.61	0	$0.00	0	$0.00	1	$259,927.86	2	$156,078.08	3	$797,924.06
Total Delinquent Mortgage Loans at End of Period	275	$67,594,951.82	88	$22,717,112.48	37	$10,560,024.80	34	$9,539,586.96	75	$18,529,709.43	8	$4,345,303.39	43	$8,809,040.76	23	$8,430,563.25	44	$12,062,608.63	36	$6,258,261.78	21	$6,091,496.07	37	$5,797,127.69	74	$13,527,369.39	37	$7,951,277.46	45	$7,596,832.68	34	$6,282,127.46
Delinquency Rate (2)	4.76%	4.76%	4.51%	4.48%	2.15%	2.03%	2.39%	2.04%	2.46%	2.53%	1.38%	1.33%	1.82%	1.42%	1.22%	1.77%	1.75%	1.79%	1.72%	1.37%	1.73%	1.48%	1.57%	1.29%	1.59%	1.50%	1.83%	1.81%	2.57%	2.22%	1.58%	1.77%
Foreclosure at End of Period (3)	0	$0.00	2	$929,393.52	4	$1,897,619.28	0	$0.00	11	$1,573,083.06	2	$1,440,000.00	4	$1,167,483.82	1	$203,232.60	3	$459,442.53	1	$196,844.87	3	$1,134,819.85	2	$324,844.64	9	$1,218,592.13	2	$239,086.34	4	$789,553.58	1	$417,607.82
Foreclosure Ratio (4)	0.00%	0.00%	0.10%	0.18%	0.23%	0.37%	0.00%	0.00%	0.36%	0.21%	0.34%	0.44%	0.17%	0.19%	0.05%	0.04%	0.12%	0.07%	0.05%	0.04%	0.25%	0.28%	0.09%	0.07%	0.19%	0.14%	0.10%	0.05%	0.23%	0.23%	0.05%	0.12%
REO at End of Period (3)	0	$0.00	0	$0.00	0	$0.00	0	$0.00	1	$104,000.00	0	$0.00	3	$554,206.39	0	$0.00	1	$128,491.32	1	$71,083.62	3	$307,654.97	0	$0.00	4	$934,157.23	1	$110,791.60	2	$589,343.96	5	$828,445.24
REO Ratio (4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.01%	0.00%	0.00%	0.13%	0.09%	0.00%	0.00%	0.04%	0.02%	0.05%	0.02%	0.25%	0.07%	0.00%	0.00%	0.09%	0.10%	0.05%	0.03%	0.11%	0.17%	0.23%	0.23%
Aggregate Gross Losses (5)		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$468.30		$0.00		$0.00		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$468.30		$0.00		$0.00		$0.00		$0.00
Average Net Loss (8)		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$468.30		$0.00		$0.00		$0.00		$0.00
Aggregate Net Loss Ratio (9)		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Prepayment Ratio (11)		1.14%		3.92%		2.73%		2.96%		3.04%		2.91%		2.55%		4.48%		2.62%		4.41%		3.40%		3.83%		3.44%		3.71%		4.89%		4.77%
Cumulative Prepayment Ratio (12)		1.14%		3.92%		3.92%		4.98%		5.28%		6.30%		8.03%		9.55%		7.72%		12.14%		12.82%		14.25%		14.36%		17.56%		22.48%		25.42%

01/01/2006-03/31/2006
Total Mortgage Loans at Beginning of Period					1,780	$541,914,037.46	1,496	$494,071,750.82	3,220	$778,687,290.36	616	$349,336,798.97	2,532	$670,455,015.25	2,031	$521,696,657.01	2,643	$716,428,593.78	2,268	$498,144,210.93	1,310	$441,507,078.82	2,544	$489,681,521.37	4,986	$975,354,769.14	2,184	$474,233,779.21	1,908	$375,849,395.06	2,345	$397,492,565.55
Total Mortgage Loans at End of Period					1,763	$534,932,834.87	1,464	$483,324,184.20	3,145	$759,037,557.21	598	$337,810,361.21	2,442	$641,481,224.06	1,970	$502,428,576.39	2,576	$695,623,236.23	2,197	$481,586,713.53	1,262	$426,993,920.24	2,443	$467,743,255.45	4,819	$938,560,199.02	2,100	$456,206,135.01	1,842	$361,238,155.29	2,247	$376,027,670.07
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days					17	$4,850,849.18	73	$19,285,694.51	71	$16,578,035.20	10	$5,504,800.90	25	$6,232,184.63	11	$3,184,099.01	23	$5,603,691.46	26	$5,314,113.78	7	$2,007,832.38	18	$3,180,407.72	41	$7,693,939.97	30	$6,490,013.98	34	$6,029,714.01	21	$4,295,797.42
60-89 Days					1	$85,398.47	2	$531,655.08	16	$3,264,408.32	2	$1,440,000.00	11	$2,384,523.26	5	$845,935.30	5	$971,157.26	5	$803,438.89	4	$1,406,111.34	1	$217,422.01	4	$724,460.19	4	$915,467.46	4	$713,079.64	4	$671,861.55
90-119 Days					0	$0.00	0	$0.00	4	$741,404.08	0	$0.00	5	$875,398.67	1	$348,000.00	3	$465,007.82	2	$314,887.49	0	$0.00	1	$139,979.37	7	$933,878.29	0	$0.00	1	$417,000.00	4	$656,590.75
120 Days or More					1	$260,000.00	0	$0.00	1	$139,482.03	0	$0.00	1	$501,777.31	0	$0.00	0	$0.00	1	$172,906.49	2	$881,379.11	0	$0.00	3	$507,663.94	2	$399,126.67	2	$156,529.76	5	$1,210,503.17
Total Delinquent Mortgage Loans at End of Period					19	$5,196,247.65	75	$19,817,349.59	92	$20,723,329.63	12	$6,944,800.90	42	$9,993,883.87	17	$4,378,034.31	31	$7,039,856.54	34	$6,605,346.65	13	$4,295,322.83	20	$3,537,809.10	55	$9,859,942.39	36	$7,804,608.11	41	$7,316,323.41	34	$6,834,752.89
Delinquency Rate (2)					1.08%	0.97%	5.12%	4.10%	2.93%	2.73%	2.01%	2.06%	1.72%	1.56%	0.86%	0.87%	1.20%	1.01%	1.55%	1.37%	1.03%	1.01%	0.82%	0.76%	1.14%	1.05%	1.71%	1.71%	2.23%	2.03%	1.51%	1.82%
Foreclosure at End of Period (3)					0	$0.00	0	$0.00	1	$104,000.00	0	$0.00	5	$1,399,679.50	0	$0.00	1	$227,595.73	1	$240,000.00	3	$574,497.13	2	$545,481.45	6	$1,403,532.78	2	$256,769.75	8	$1,961,349.52	5	$1,111,420.79
Foreclosure Ratio (4)					0.00%	0.00%	0.00%	0.00%	0.03%	0.01%	0.00%	0.00%	0.20%	0.22%	0.00%	0.00%	0.04%	0.03%	0.05%	0.05%	0.24%	0.13%	0.08%	0.12%	0.12%	0.15%	0.10%	0.06%	0.43%	0.54%	0.22%	0.30%
REO at End of Period (3)					0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	2	$324,933.17	0	$0.00	0	$0.00	1	$57,664.62	1	$111,114.10	2	$356,046.46	2	$419,507.19
REO Ratio (4)					0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.09%	0.07%	0.00%	0.00%	0.00%	0.00%	0.02%	0.01%	0.05%	0.02%	0.11%	0.10%	0.09%	0.11%
Aggregate Gross Losses (5)						$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)						$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)						$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Average Net Loss (8)						$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Loss Ratio (9)						0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)						0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Prepayment Ratio (11)						1.22%		2.08%		2.32%		3.16%		4.05%		3.49%		2.64%		3.02%		3.00%		4.18%		3.28%		3.51%		3.50%		4.95%
Cumulative Prepayment Ratio (12)						1.22%		2.08%		2.32%		3.50%		5.63%		5.33%		5.25%		8.12%		9.78%		10.94%		11.36%		14.43%		18.57%		21.76%

10/01/2005-12/31/2005
Total Mortgage Loans at Beginning of Period											618	$350,726,893.91	2,569	$682,738,004.24	2,081	$533,783,684.04	2,697	$734,093,519.88	2,338	$518,046,615.60	1,356	$458,830,356.89	2,645	$510,848,195.46	5,144	$1,011,392,646.67	2,276	$495,467,549.79	2,006	$398,878,218.42	2,490	$424,987,957.00
Total Mortgage Loans at End of Period											616	$349,336,798.97	2,532	$670,455,015.25	2,031	$521,696,657.01	2,643	$716,428,593.78	2,268	$498,144,210.93	1,310	$441,507,078.82	2,544	$489,681,521.37	4,986	$975,354,769.14	2,184	$474,233,779.21	1,908	$375,849,395.06	2,345	$397,492,565.55
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days											4	$1,891,100.00	126	$35,684,202.77	46	$14,879,019.85	68	$16,558,326.15	37	$7,877,381.51	21	$5,580,843.78	26	$4,806,954.84	75	$17,290,040.44	27	$6,748,363.69	31	$5,615,410.62	29	$5,428,087.28
60-89 Days											0	$0.00	7	$1,872,800.25	4	$935,120.74	6	$826,675.38	9	$1,415,480.16	4	$716,223.49	3	$927,646.64	14	$2,373,000.34	3	$506,084.02	8	$1,168,972.06	9	$1,308,237.59
90-119 Days											0	$0.00	1	$263,468.71	1	$285,769.46	4	$768,781.86	4	$886,683.47	2	$715,978.88	2	$302,424.48	5	$690,986.82	4	$752,461.21	4	$700,087.52	7	$1,535,738.82
120 Days or More											0	$0.00	0	$0.00	0	$0.00	0	$0.00	1	$173,290.92	4	$1,099,557.43	1	$176,800.00	4	$848,034.51	1	$111,431.32	2	$156,973.77	8	$1,547,248.60
Total Delinquent Mortgage Loans at End of Period											4	$1,891,100.00	134	$37,820,471.73	51	$16,099,910.05	78	$18,153,783.39	51	$10,352,836.06	31	$8,112,603.58	32	$6,213,825.96	98	$21,202,062.11	35	$8,118,340.24	45	$7,641,443.97	53	$9,819,312.29
Delinquency Rate (2)											0.65%	0.54%	5.29%	5.64%	2.51%	3.09%	2.95%	2.53%	2.25%	2.08%	2.37%	1.84%	1.26%	1.27%	1.97%	2.17%	1.60%	1.71%	2.36%	2.03%	2.26%	2.47%
Foreclosure at End of Period (3)											0	$0.00	0	$0.00	0	$0.00	1	$229,635.58	1	$80,503.54	2	$530,082.00	2	$296,850.00	6	$748,889.19	1	$355,674.38	4	$1,123,956.87	1	$140,173.31
Foreclosure Ratio (4)											0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.04%	0.03%	0.04%	0.02%	0.15%	0.12%	0.08%	0.06%	0.12%	0.08%	0.05%	0.07%	0.21%	0.30%	0.04%	0.04%
REO at End of Period (3)											0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	1	$257,450.00	0	$0.00
REO Ratio (4)											0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.05%	0.07%	0.00%	0.00%
Aggregate Gross Losses (5)												$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)												$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)												$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Average Net Loss (8)												$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Loss Ratio (9)												0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)												0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Prepayment Ratio (11)												0.35%		1.66%		1.93%		2.15%		3.47%		3.35%		3.81%		3.01%		3.80%		5.05%		6.02%
Cumulative Prepayment Ratio (12)												0.35%		1.66%		1.93%		2.69%		5.27%		7.01%		7.08%		8.39%		11.35%		15.66%		17.75%

07/01/2005-09/30/2005
Total Mortgage Loans at Beginning of Period																	2,713	$738,807,669.85	2,377	$528,720,316.81	1,418	$478,049,852.63	2,714	$527,570,407.15	5,328	$1,054,014,256.20	2,381	$523,062,165.54	2,121	$428,217,962.40	2,634	$456,213,036.45
Total Mortgage Loans at End of Period																	2,697	$734,093,519.88	2,338	$518,046,615.60	1,356	$458,830,356.89	2,645	$510,848,195.46	5,144	$1,011,392,646.67	2,276	$495,467,549.79	2,006	$398,878,218.42	2,490	$424,987,957.00
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days																	30	$6,921,510.66	99	$19,357,020.30	27	$7,306,186.21	57	$10,268,409.04	65	$11,998,420.82	25	$5,750,924.50	29	$5,470,796.07	34	$6,243,211.31
60-89 Days																	3	$609,145.18	6	$800,857.87	6	$2,247,727.32	3	$390,911.66	9	$1,864,225.26	5	$896,895.84	5	$815,203.71	4	$837,526.99
90-119 Days																	0	$0.00	1	$139,398.36	0	$0.00	2	$378,622.91	1	$546,296.82	1	$193,536.41	0	$0.00	3	$663,577.86
120 Days or More																	0	$0.00	0	$0.00	1	$439,569.87	1	$93,085.35	5	$1,203,318.19	5	$738,203.17	10	$1,460,483.12	0	$0.00
Total Delinquent Mortgage Loans at End of Period																	33	$7,530,655.84	106	$20,297,276.53	34	$9,993,483.40	63	$11,131,028.96	80	$15,612,261.09	36	$7,579,559.92	44	$7,746,482.90	41	$7,744,316.16
Delinquency Rate (2)																	1.22%	1.03%	4.53%	3.92%	2.51%	2.18%	2.38%	2.18%	1.56%	1.54%	1.58%	1.53%	2.19%	1.94%	1.65%	1.82%
Foreclosure at End of Period (3)																	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00
Foreclosure Ratio (4)																	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
REO at End of Period (3)																	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00
REO Ratio (4)																	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (5)																		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)																		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)																		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Average Net Loss (8)																		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Loss Ratio (9)																		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)																		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%		0.00%
Prepayment Ratio (11)																		0.55%		1.88%		3.80%		2.96%		3.68%		5.04%		6.60%		6.50%
Cumulative Prepayment Ratio (12)																		0.55%		1.88%		3.80%		3.41%		5.57%		7.86%		11.21%		12.54%

04/01/2005-06/30/2005
Total Mortgage Loans at Beginning of Period																							2,723	$530,406,085.76	5,430	$1,077,859,139.88	2,448	$540,282,555.09	2,196	$447,482,365.06	2,749	$481,292,425.80
Total Mortgage Loans at End of Period																							2,714	$527,570,407.15	5,328	$1,054,014,256.20	2,381	$523,062,165.54	2,121	$428,217,962.40	2,634	$456,213,036.45
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days																							12	$2,469,185.66	139	$37,889,934.22	62	$14,086,533.43	32	$5,857,550.49	34	$5,258,620.74
60-89 Days																							0	$0.00	18	$3,987,933.40	16	$2,544,446.70	5	$762,859.82	0	$0.00
90-119 Days																							0	$0.00	1	$161,166.05	1	$129,648.72	6	$769,188.53	0	$0.00
120 Days or More																							0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00
Total Delinquent Mortgage Loans at End of Period																							12	$2,469,185.66	158	$42,039,033.67	79	$16,760,628.85	43	$7,389,598.84	34	$5,258,620.74
Delinquency Rate (2)																							0.44%	0.47%	2.97%	3.99%	3.32%	3.20%	2.03%	1.73%	1.29%	1.15%
Foreclosure at End of Period (3)																							0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00
Foreclosure Ratio (4)																							0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
REO at End of Period (3)																							0	$0.00	0	$0.00	0	$0.00	0	$0.00	0	$0.00
REO Ratio (4)																							0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (5)																								$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)																								$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Losses (7)																								$0.00		$0.00		$0.00		$0.00		$0.00
Average Net Loss (8)																								$0.00		$0.00		$0.00		$0.00		$0.00
Aggregate Net Loss Ratio (9)																								0.00%		0.00%		0.00%		0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)																								0.00%		0.00%		0.00%		0.00%		0.00%
Prepayment Ratio (11)																								0.47%		1.98%		2.98%		4.05%		4.88%
Cumulative Prepayment Ratio (12)																								0.47%		1.98%		2.98%		4.96%		6.50%

01/01/2005-03/31/2005
Total Mortgage Loans at Beginning of Period																													2,218	$452,135,715.78	2,790	$490,803,051.27
Total Mortgage Loans at End of Period																													2,196	$447,482,365.06	2,749	$481,292,425.80
Period of Delinquency for Mortgage Loans at End of Period(1):
30-59 Days																													10	$1,710,027.71	91	$18,109,706.76
60-89 Days																													0	$0.00	3	$167,231.10
90-119 Days																													1	$124,586.55	2	$538,777.44
120 Days or More																													0	$0.00	0	$0.00
Total Delinquent Mortgage Loans at End of Period																													11	$1,834,614.26	96	$18,815,715.30
Delinquency Rate (2)																													0.50%	0.41%	3.49%	3.91%
Foreclosure at End of Period (3)																													0	$0.00	0	$0.00
Foreclosure Ratio (4)																													0.00%	0.00%	0.00%	0.00%
REO at End of Period (3)																													0	$0.00	0	$0.00
REO Ratio (4)																													0.00%	0.00%	0.00%	0.00%
Aggregate Gross Losses (5)																														$0.00		$0.00
Aggregate Subsequent Recoveries/Losses (6)																														$0.00		$0.00
Aggregate Net Losses (7)																														$0.00		$0.00
Average Net Loss (8)																														$0.00		$0.00
Aggregate Net Loss Ratio (9)																														0.00%		0.00%
Cumulative Aggregate Net Loss Ratio (10)																														0.00%		0.00%
Prepayment Ratio (11)																														0.95%		1.72%
Cumulative Prepayment Ratio (12)																														0.95%		1.72%

Notes:

* If the cut-off date for a prior securitized pool occurs after the beginning of the specified period, then such cut-off date is deemed to be the beginning of the specified period for such prior securitized pool.

(1) The indicated periods of delinquency reflect the number of days past due, based on a 30-day month. No mortgage loan is considered delinquent for the purpose of this table until one month has passed after the related due date. Any mortgage loan with respect to which the servicer has arranged a schedule for payment of any delinquent installments may be considered delinquent for the purpose of this table even if the mortgage loan is current under such schedule. A mortgage loan is no longer considered delinquent once foreclosure proceedings have begun.

(2) Total delinquent mortgage loans, expressed as a percentage of total mortgage loans at the end of the specified period.

(3) Includes mortgage loans for which foreclosure proceedings had been instituted or for which the related property had been acquired as of the end of the specified period.

(4) Foreclosures and REO, expressed as a percentage of total mortgage loans at the end of the specified period.

(5) The aggregate Gross Losses for the mortgage loans that were liquidated during the specified period. As used in this table, "Gross Loss" means, for each mortgage loan that was liquidated during the specified period, the excess, if any, of (a) the sum of (i) the outstanding principal balance of the mortgage loan immediately before liquidation plus accrued interest not previously paid or advanced and (ii) all previously unreimbursed advances of principal, interest or reimbursable servicing expenses with respect to the mortgage loan that were reimbursed in connection with such liquidation over (b) all amounts received in connection with the liquidation of the mortgage loan, including insurance (such as primary mortgage insurance or ordinary hazard insurance) available solely for the mortgage loan or the related mortgaged property.

(6) As used in this table, "Aggregate Subsequent Recoveries/Losses" means the aggregate Subsequent Recoveries received by the servicer during the specified period, reduced by the aggregate Subsequent Losses incurred during the specified period (expressed as a negative number in the event that the aggregate Subsequent Losses exceed the aggregate Subsequent Recoveries). As used in this table, with respect to each mortgage loan that was liquidated during or prior to the specified period, "Subsequent Recoveries" means any amounts received by the servicer with respect to such mortgage loan after such mortgage loan was liquidated, and "Subsequent Losses" means any reimbursable servicing expenses with respect to such mortgage loan that were reimbursed after such mortgage loan was liquidated.

(7) As used in this table, "Aggregate Net Losses" means the aggregate Gross Losses for the mortgage loans that were liquidated during the specified period, reduced by (or, if Aggregate Subsequent Recoveries/Losses is a negative number, increased by) Aggregate Subsequent Recoveries/Losses for the specified period.

(8) The average Net Loss on the mortgage loans that were liquidated and that experienced a Gross Loss during the specified period. As used in this table, "Net Loss" means, for each mortgage loan that experienced a Gross Loss, such Gross Loss, reduced by any Subsequent Recoveries received for such mortgage loan during the specified period, and increased by any Subsequent Losses incurred with respect to such mortgage loan during the specified period.

(9) Aggregate Net Losses, expressed as a percentage of total mortgage loans at the beginning of the specified period.

(10) The sum of Aggregate Net Losses for the specified period and for all prior periods since the pool cut-off date, expressed as a percentage of total mortgage loans as of the pool cut-off date.

(11) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans (including liquidations) from the 15th day of the first calendar month of the specified period (or, if the specified period is the first period since the pool cut-off date, then from the pool cut-off date) through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans during the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the first day of the specified period (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received on or before the 14th day of the first calendar month of the specified period).

(12) The sum of (a) the aggregate amount of prepayments in full on the mortgage loans (including liquidations) from the pool cut-off date through the 14th day of the calendar month immediately succeeding the specified period and (b) the aggregate amount of partial prepayments on the mortgage loans from the pool cut-off date through the last day the specified period, such sum expressed as a percentage of the aggregate principal balance of the mortgage loans as of the pool cut-off date (after deducting the scheduled principal payments due on or before that date, partial prepayments received before that date and prepayments in full received before that date).